UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2004

                            ALLOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-29815
                            (Commission File Number)

          Delaware                                            54-1655029
(State or other jurisdiction                               (I.R.S. Employer
     of incorporation)                                    Identification No.)

                        11080 CirclePoint Road, Suite 200
                           Westminster, Colorado 80020
              (Address of principal executive offices and Zip Code)

                                 (303) 426-6262
               Registrant's telephone number, including area code
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            99.1 Press Release, dated as of August 3, 2004 entitled "Allos Therapeutics Reports Second Quarter 2004 Financial Results."

Item 12. Results of Operations and Financial Condition.

      On August 3, 2004, Allos Therapeutics, Inc., a Delaware corporation (the "Company") issued a press release relating to the Company's financial results for the second quarter of fiscal year 2004. A copy of the press release is attached as Exhibit 99.1, which is furnished under Item 12 of this report and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 3, 2004

                                           ALLOS THERAPEUTICS, INC.

                                      By:  /s/ Michael E. Hart
                                           -------------------------------------
                                           Michael E. Hart
                                     Its:  President and Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Press Release, dated as of August 3, 2004 entitled "Allos Therapeutics Reports Second Quarter 2004 Financial Results."